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                                                                    EXHIBIT 10c5


Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and The Chase Manhattan Bank (National Association), et al. establishing a trust in favor of each of the following persons, to the Trust Agreement and Amendments thereto constituting Exhibits 10c2, 10c3 and 10c4, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1996

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                                      Name
                                      ----

                       Thomas C. Hays
                       John T. Ludes
                       Robert J. Rukeyser
                       Steven C. Mendenhall
                       Dudley L. Bauerlein, Jr.
                       Charles H. McGill